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                                                                   Exhibit 23.01


                      [PricewaterhouseCoopers Letterhead]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 2001 relating to the financial statements and financial statement schedule of Calton, Inc., which appears in Calton, Inc.'s Annual Report on Form 10-K for the year ended November 30, 2000.


PricewaterhouseCoopers LLP

Tampa, Florida
February 22, 2001